UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-3105

Oppenheimer Capital Appreciation Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 11/30/2016

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS November 30, 2016 Unaudited

	Shares	Value
Common Stocks—97.1%
Consumer Discretionary—18.9%
Hotels, Restaurants & Leisure—1.8%
Cedar Fair LP1	607,997	$37,099,977
Starbucks Corp.	758,770	43,985,897
		81,085,874

Household Durables—2.1%
Newell Brands, Inc.	817,440	38,427,854
Whirlpool Corp.	351,550	57,105,782
		95,533,636

Internet & Direct Marketing Retail—5.4%
Amazon.com, Inc.[2]	223,780	167,962,555
Priceline Group, Inc. (The)[2]	51,880	78,010,918
		245,973,473

Leisure Products—0.4%
Hasbro, Inc.	230,260	19,661,902
Media—2.8%
Comcast Corp., Cl. A	1,785,269	124,094,048
Specialty Retail—6.4%
CarMax, Inc.[2]	316,170	18,271,464
Home Depot, Inc. (The)	695,630	90,014,522
Lowe’s Cos., Inc.	590,590	41,666,125
O’Reilly Automotive, Inc.[2]	277,050	76,050,225
TJX Cos., Inc. (The)	783,592	61,386,597
		287,388,933

Consumer Staples—5.4%
Beverages—3.9%
Constellation Brands, Inc., Cl. A	473,200	71,519,448
Dr Pepper Snapple Group, Inc.	540,850	46,913,329
Molson Coors Brewing Co., Cl. B	582,140	57,067,184
		175,499,961

Food & Staples Retailing—0.9%
Costco Wholesale Corp.	279,885	42,013,537
Food Products—0.6%
Conagra Brands, Inc.	598,220	21,948,692
Lamb Weston Holdings, Inc.[2]	199,406	6,676,113
		28,624,805

	Shares	Value
Energy—2.1%
Energy Equipment & Services—0.4%
Halliburton Co.	339,985	$18,049,804

Oil, Gas & Consumable Fuels—1.7%
EOG Resources, Inc.	171,797	17,612,628
Magellan Midstream Partners LP1	525,280	36,375,640
Pioneer Natural Resources Co.	110,752	21,158,062
		75,146,330

Financials—5.3%
Capital Markets—3.9%
BlackRock, Inc., Cl. A	62,840	23,300,443
Charles Schwab Corp. (The)	1,380,010	53,351,187
CME Group, Inc., Cl. A	456,430	51,535,511
Intercontinental Exchange, Inc.	914,050	50,638,370
		178,825,511

Real Estate Investment Trusts (REITs)—1.4%
Crown Castle International Corp.	554,530	46,281,074
Mid-America Apartment Communities, Inc.	173,890	15,933,541
		62,214,615

Health Care—17.0%
Biotechnology—4.7%
Amgen, Inc.	275,160	39,642,301
Biogen, Inc.[2]	256,810	75,520,117
Celgene Corp.[2]	589,952	69,915,211
Vertex Pharmaceuticals, Inc.[2]	346,400	28,269,704
		213,347,333

Health Care Equipment & Supplies—6.0%
Baxter International, Inc.	1,250,380	55,479,361
CR Bard, Inc.	207,590	43,708,075
Danaher Corp.	874,630	68,369,827
Intuitive Surgical, Inc.[2]	46,010	29,618,477
Medtronic plc	686,140	50,095,081
Stryker Corp.	206,200	23,436,692
		270,707,513

1 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Health Care Providers & Services—2.6%
Humana, Inc.	283,800	$60,347,232
Laboratory Corp. of America Holdings[2]	468,850	59,004,773
		119,352,005

Health Care Technology—0.6%
Cerner Corp.[2]	535,610	26,662,666
Life Sciences Tools & Services—0.4%
Charles River Laboratories International, Inc.[2]	221,900	15,777,090
Pharmaceuticals—2.7%
Allergan plc[2]	429,760	83,502,368
Merck & Co., Inc.	532,820	32,603,256
Valeant Pharmaceuticals International, Inc.[2]	420,640	6,641,905
		122,747,529

Industrials—8.6%
Building Products—0.4%
Allegion plc	275,313	18,421,193
Commercial Services & Supplies—1.3%
KAR Auction Services, Inc.	1,399,600	59,007,136
Electrical Equipment—0.8%
Acuity Brands, Inc.	100,990	25,389,896
Rockwell Automation, Inc.	79,990	10,695,463
		36,085,359

Machinery—3.0%
Deere & Co.	623,890	62,513,778
Ingersoll-Rand plc	231,990	17,292,535
Stanley Black & Decker, Inc.	197,850	23,470,945
Wabtec Corp.	393,890	33,350,666
		136,627,924

Professional Services—0.9%
Nielsen Holdings plc	974,850	42,016,035
Road & Rail—2.2%
Canadian National Railway Co.	538,270	35,972,584
Canadian Pacific Railway Ltd.	367,900	56,380,675
Kansas City Southern	55,110	4,888,808
		97,242,067

	Shares	Value
Information Technology—37.4%
Internet Software & Services—10.7%
Alphabet, Inc., Cl. C2	360,910	$273,584,216
Facebook, Inc., Cl. A2	1,748,240	207,026,581
		480,610,797

IT Services—6.2%
Mastercard, Inc., Cl. A	1,334,470	136,382,834
PayPal Holdings, Inc.[2]	2,193,780	86,171,678
Visa, Inc., Cl. A	760,396	58,793,819
		281,348,331

Semiconductors & Semiconductor Equipment—3.0%
Broadcom Ltd.	475,230	81,021,963
Texas Instruments, Inc.	750,800	55,506,644
		136,528,607

Software—11.0%
Activision Blizzard, Inc.	2,005,000	73,403,050
Electronic Arts, Inc.[2]	969,760	76,843,782
Microsoft Corp.	4,288,880	258,447,909
Oracle Corp.	2,164,850	87,005,322
		495,700,063

Technology Hardware, Storage & Peripherals—6.5%
Apple, Inc.	2,668,508	294,923,504
Materials—1.3%
Chemicals—1.0%
Albemarle Corp.	277,302	24,341,570
Sherwin-Williams Co. (The)	80,430	21,609,128
		45,950,698

Construction Materials—0.3%
Vulcan Materials Co.	88,360	11,102,434
Utilities—1.1%
Gas Utilities—1.1%
AmeriGas Partners LP1	1,092,175	49,016,814
Total Common Stocks (Cost $3,806,851,179)		4,387,287,527

2 OPPENHEIMER CAPITAL APPRECIATION FUND

	Shares	Value
Investment Company—2.9%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.29%[3,4] (Cost $131,428,221)	131,428,221	$131,428,221
Total Investments,at Value (Cost $3,938,279,400)	100.0%	4,518,715,748
Net Other Assets (Liabilities)	0.0	(1,788,934)
Net Assets	100.0%	$4,516,926,814

Footnotes to Statement of Investments

1. Security is a Master Limited Partnership.

2. Non-income producing security.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2016	Gross Additions	Gross Reductions	Shares November 30, 2016
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	58,624,392	513,135,405	440,331,576	131,428,221

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. Ea		$ 131,428,221		$95,870

        a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

3 OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS November 30, 2016 Unaudited

1. Organization

Oppenheimer Capital Appreciation Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official

4 OPPENHEIMER CAPITAL APPRECIATION FUND

3. Securities Valuation (Continued)

closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific

5 OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

6 OPPENHEIMER CAPITAL APPRECIATION FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$853,737,866	$—	$—	$853,737,866
Consumer Staples	246,138,303	—	—	246,138,303
Energy	93,196,134	—	—	93,196,134
Financials	241,040,126	—	—	241,040,126
Health Care	768,594,136	—	—	768,594,136
Industrials	389,399,714	—	—	389,399,714
Information Technology	1,689,111,302	—	—	1,689,111,302
Materials	57,053,132	—	—	57,053,132
Utilities	49,016,814	—	—	49,016,814
Investment Company	131,428,221	—	—	131,428,221

Total Assets	$4,518,715,748	$—	$—	$4,518,715,748

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money

7 OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

8 OPPENHEIMER CAPITAL APPRECIATION FUND

5. Market Risk Factors (Continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$3,938,616,656

Gross unrealized appreciation	$656,626,360
Gross unrealized depreciation	(76,527,268)

Net unrealized appreciation	$580,099,092

9 OPPENHEIMER CAPITAL APPRECIATION FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Appreciation Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/13/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	1/13/2017